Ex-99.23(g)(15)
                                  AMENDMENT TO
                              AMENDED AND RESTATED
                             MUTUAL FUND CUSTODY AND
                               SERVICES AGREEMENT

     This Amendment dated the 16th day of January, 2007, to the Amended and Restated Mutual Fund Custody and Service Agreement effective as of May 1, 2001 (the "Agreement") by and between JNL Series Trust and JNL Investors Series Trust (each individually the "Trust") and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company) (the "Custodian").

     WHEREAS, the Trust and the Custodian have entered into the Agreement; and

     WHEREAS, in order to reflect the name change for all funds sub-advised by Western Asset Management Company to include the word "Asset" when referencing the sub-adviser (formerly the sub-adviser was referenced as "Western," hereinafter, the sub-adviser should be referenced as "Western Asset"); and

     WHEREAS, in order to reflect a change in sub-adviser from Putnam Investment Management, LLC ("Putnam") to PPM America, Inc. ("PPM America") for the JNL/Putnam Value Equity Fund; and

     WHEREAS, pursuant to Article IV, Section 9(d) of the Agreement, the Trust and the Custodian wish to amend the Agreement to add eight new funds of the JNL Series Trust (each such Fund, together with all other Funds established by the Trust and made subject to the Agreement in accordance with the terms thereof, shall be referred to as a "Fund" and collectively as the "Funds").

     NOW, THEREFORE, the parties hereto agree to amend the Agreement as follows:

     1. To delete Appendix F of the Agreement and substitute it with Appendix F attached hereto.

     2. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

     3. The Trust and the Custodian hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the Trust or Custodian to this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

JNL SERIES TRUST                         MELLON TRUST OF NEW ENGLAND, N.A.
JNL INVESTORS SERIES TRUST


By: __________________________________   By: __________________________________
Name:  Mark D. Nerud                     Name:    _____________________________
Title: President and Chief Executive     Title:   _____________________________
       Officer

                                   APPENDIX F
                                  LIST OF FUNDS
                            (as of January 16, 2007)

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JNL SERIES TRUST FUNDS

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JNL/AIM Large Cap Growth Fund

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JNL/AIM Real Estate Fund

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JNL/AIM Small Cap Growth Fund

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JNL/Alger Growth Fund

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JNL/Credit Suisse Global Natural Resources Fund

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JNL/Credit Suisse Long/Short Fund

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JNL/Eagle Core Equity Fund

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JNL/Eagle SmallCap Equity Fund

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JNL/FMR Balanced Fund

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JNL/FMR Mid-Cap Equity Fund

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JNL/Franklin Templeton Global Growth Fund

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JNL/Franklin Templeton Income Fund

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JNL/Franklin Templeton Mutual Shares Fund

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JNL/Franklin Templeton Small Cap Value Fund

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JNL/Goldman Sachs Mid Cap Value Fund

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JNL/Goldman Sachs Short Duration Bond Fund

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JNL/JPMorgan International Equity Fund

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JNL/JPMorgan International Value Fund

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JNL/Lazard Emerging Markets Fund

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JNL/Lazard Small Cap Value Fund

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JNL/Lazard Mid Cap Value Fund

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JNL/Mellon Capital Management S&P 500 Index Fund

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JNL/Mellon Capital Management S&P 400 MidCap Index Fund

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JNL/Mellon Capital Management Small Cap Index Fund

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JNL/Mellon Capital Management International Index Fund

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JNL/Mellon Capital Management Bond Index Fund

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JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

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JNL/Oppenheimer Global Growth Fund

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JNL/Oppenheimer Growth Fund

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JNL/PIMCO Real Return Fund

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JNL/PIMCO Total Return Bond Fund

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JNL/PPM America Value Equity Fund

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JNL/Putnam Equity Fund

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JNL/Putnam Midcap Growth Fund

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JNL/Select Balanced Fund

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JNL/Select Global Growth Fund

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JNL/Select Large Cap Growth Fund

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JNL/Select Money Market Fund

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JNL/Select Value Fund

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JNL/T. Rowe Price Established Growth Fund

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JNL/T. Rowe Price Mid-Cap Growth Fund

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JNL/T. Rowe Price Value Fund

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JNL/Western Asset High Yield Bond Fund

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JNL/Western Asset Strategic Bond Fund

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JNL/Western Asset U.S. Government & Quality Bond Fund

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JNL/S&P Moderate Retirement Strategy Fund

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JNL/S&P Moderate Growth Retirement Strategy Fund

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JNL/S&P Growth Retirement Strategy Fund

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                         JNL INVESTORS SERIES TRUST FUND

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JNL Money Market Fund

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